UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 21, 2013

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2013, Seagate Technology International (“STI”), an indirect subsidiary of Seagate Technology plc (“Seagate”), Phoenix Acquisition Limited, a wholly-owned subsidiary of STI (“Merger Sub”), and Xyratex Ltd (“Xyratex”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions therein, Merger Sub will merge with and into Xyratex. As a result of the merger, Merger Sub will cease to exist, and Xyratex will survive as an indirect wholly-owned subsidiary of Seagate.

Upon the consummation of the merger, subject to the terms of the Merger Agreement which has been approved by Xyratex’s board of directors, each common share of Xyratex issued and outstanding immediately prior to the effective time of the merger (the “Effective Time”) (other than shares to which appraisal rights are properly sought which will be cancelled in accordance with Section 2.3 of the Merger Agreement), will be converted into the right to receive $13.25 (the “Per Share Merger Consideration”), payable to the holder in cash, without interest, subject to any withholding taxes required by applicable law.

Subject to the consummation of the merger, Xyratex restricted stock units will become fully vested and will be settled for common shares of Xyratex immediately prior to the Effective Time, with such shares issued in settlement of the restricted stock units treated the same as all other common shares of Xyratex issued and outstanding at the Effective Time, as described in the previous paragraph.  In addition, each Xyratex stock option will become fully vested and generally will be cancelled at the Effective Time in exchange for the right to receive, for each share subject to the option, the excess, if any, of the Per Share Merger Consideration over the exercise price of the option, except that a limited number of Xyratex stock options may be exercised within 6 months following the Effective Time and common shares of Xyratex received upon exercise of such options will be immediately transferred to STI in exchange for the Per Share Merger Consideration, and if not exercised within such 6-month period, such options will be cancelled for no consideration.

The completion of the merger is subject to customary conditions, including without limitation, (i) the approval and adoption of the Merger Agreement by Xyratex’s shareholders; (ii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (iii) the absence of any law, injunction, judgment, ruling or pending governmental action that prohibits, restrains or makes illegal the consummation of the merger or that has the effect of prohibiting or otherwise preventing the consummation of the merger.

The Merger Agreement contains customary representations, warranties and covenants of Xyratex and STI. Xyratex has agreed, among other things, not to solicit alternative transactions. Xyaratex has also agreed, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, STI and Xyratex have agreed to use their reasonable best efforts to cause the transactions contemplated by the Merger Agreement, including the merger, to be consummated. The Merger Agreement also requires Xyratex to call and hold a shareholders’ meeting as promptly as practicable after the execution of the Merger Agreement and, subject to certain exceptions, for Xyratex’s board of directors to recommend that Xyratex shareholders approve and adopt the Merger Agreement.

The Merger Agreement contains certain termination rights for both Xyratex and STI, and provides that, upon termination of the Merger Agreement under specified circumstances, including, but not limited to, if STI terminates the Merger Agreement after Xyratex’s board of directors changes its recommendation that Xyratex shareholders approve and adopt the Merger Agreement, Xyratex may be required to pay STI a termination fee of $13,100,000.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. Certain representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of specific dates and may have been qualified or modified by certain disclosures between the parties, among other limitations. Some of the representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement, and none of the representations and warranties should be relied upon as a disclosure of factual information relating to STI or Xyratex. The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Concurrently with entering into the Merger Agreement, certain directors and executive officers of Xyratex, and Baker Street Capital L.P., which collectively beneficially own approximately 22.9% of the outstanding common shares of Xyratex, entered into Voting Agreements with STI (collectively, the “Voting Agreements”) pursuant to which they agreed, among other things, to vote all voting securities of Xyratex beneficially owned by them in favor of the approval and adoption of the Merger Agreement. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On December 23, 2013, Seagate issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2013, among Seagate Technology International, Phoenix Acquisition Ltd and Xyratex Ltd.

99.1	Form of Voting Agreement

99.2	Press release, dated December 23, 2013, of Seagate Technology plc and Xyratex Ltd

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the expected benefits and costs of the proposed merger, our plans, strategies and prospects and the closing of the transactions contemplated by the Merger Agreement. These statements identify prospective information and include words such as “will,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions.  These forward-looking statements are based on information available to Seagate as of the date of this Current Report on Form 8-K and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond Seagate’s control and may pose a risk to Seagate’s operating and financial condition. Such risks and uncertainties include, but are not limited to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, including obtaining antitrust approvals in the U.S. and other jurisdictions, as applicable, the ability of Seagate to successfully integrate Xyratex’s operations and employees, and the ability to realize anticipated benefits of the proposed merger. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Seagate’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2013, and Seagate’s Quarterly Report on Form 10-Q filed with the SEC on October 29, 2013, which statements are incorporated into this Current Report on Form 8-K by reference. These forward-looking statements should not be relied upon as representing Seagate’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Additional Information and Where to Find It

Xyratex expects to convene a meeting of its shareholders with respect to the approval of the Merger Agreement, the merger and the transactions contemplated thereby.  In the coming weeks, Xyratex will provide to its shareholders a proxy statement describing the merger, the Merger Agreement, the procedure for voting in person or by proxy at such meeting and various other details related to the meeting.  SHAREHOLDERS OF XYRATEX ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

This communication does not constitute a solicitation of any proxy or vote.  Xyratex, its executive officers and its directors may be deemed to be participants in the solicitation of proxies from shareholders of Xyratex in connection with the proposed transaction.  Information about those executive officers and directors of Xyratex and their ownership of Xyratex common shares will be included in the proxy statement distributed to Xyratex shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Executive Vice President, General Counsel and Chief
Administrative Officer

Date: December 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2013, among Seagate Technology International, Phoenix Acquisition Ltd and Xyratex Ltd.

99.1	Form of Voting Agreement

99.2	Press release, dated December 23, 2013, of Seagate Technology plc and Xyratex Ltd entitled